UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) May 31, 2018
Pennsylvania Real Estate Investment Trust
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

The Bellevue, 200 S. Broad Street Philadelphia, Pennsylvania		19102
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission Of Matters To A Vote Of Security Holders

On May 31, 2018, Pennsylvania Real Estate Investment Trust (the “Company”) held its Annual Meeting of Shareholders. The following matters were submitted to a vote of shareholders at the Annual Meeting and the voting results were as follows:

1.    The Company’s shareholders elected the following nominees as trustees, each to hold office until the Annual Meeting of Shareholders to be held in 2019 and until their respective successors have been duly elected and have qualified, by the vote set forth below:

Nominee	Votes For	Withheld	Broker Non-Votes
George J. Alburger, Jr.	46,761,874	1,232,124	15,392,771
Joseph F. Coradino	44,897,144	3,096,854	15,392,771
Michael J. DeMarco	44,212,358	3,781,640	15,392,771
JoAnne A. Epps	46,733,205	1,260,793	15,392,771
Leonard I. Korman	42,649,487	5,344,511	15,392,771
Mark E. Pasquerilla	41,227,895	6,766,103	15,392,771
Charles P. Pizzi	46,593,561	1,400,437	15,392,771
John J. Roberts	44,609,550	3,384,448	15,392,771

2.    The Company’s shareholders approved, on an advisory basis, the Company’s executive compensation as disclosed in the Proxy Statement, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,352,958	5,474,492	1,166,548	15,392,771

3.    The Company’s shareholders approved the Pennsylvania Real Estate Investment Trust 2018 Equity Incentive Plan, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,131,865	1,751,994	1,110,139	15,392,771

4.    The Company’s shareholders approved the Pennsylvania Real Estate Investment Trust Employee Share Purchase Plan, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,202,631	732,394	1,058,973	15,392,771

5.    The Company’s shareholders ratified the Audit Committee’s selection of KPMG LLP as the Company’s independent auditors for 2018, as follows:

For	Against	Abstain
60,500,889	1,312,847	1,573,033

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Pennsylvania Real Estate Investment Trust 2018 Equity Incentive Plan
10.2	Pennsylvania Real Estate Investment Trust Employee Share Purchase Plan

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: June 1, 2018	By:	/s/ Lisa M. Most
Lisa M. Most
Senior Vice President, Secretary and General Counsel